UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 7, 2007

COMPUMED, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-14210	95-2860434
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5777 West Century Blvd., Suite 1285, Los Angeles, CA	90045
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(310) 258-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02

DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On June 7, 2007, we entered into a Consulting Agreement with Synthetica Ltd.  Under the terms of the Agreement, Maurizio Vecchione will serve as our Chief Executive Officer for consideration of $15,000 per month.  In connection with this agreement, on May 17, 2007, we awarded Mr. Vecchione warrants to purchase 170,000 shares of our common stock at an exercise price of $0.29 per share, contingent upon the execution of the Agreement.  The warrants will vest one-third each year with one-third vesting with the execution of the Agreement and one-third vesting annually for two years.  The warrants will continue to vest regardless of Mr. Vecchione’s continued employment with us, unless the Agreement is terminated for cause.

The term of the Agreement is three months with automatic renewal at the end of three months unless either party gives notice of non-renewal 60 days prior to the end of the term.

The foregoing description of the terms and conditions of the Consulting Agreement is qualified in its entirety by, and made subject to, the more complete information set forth in the Consulting Agreement, filed as Exhibit 10.1.

This report contains forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons including, but not limited to, product and service demand and acceptance, changes in technology, ability to raise capital, the availability of appropriate acquisition candidates and/or business partnerships, economic conditions, the impact of competition and pricing, capacity and supply constraints or difficulties, government regulation and other risks described in this report.  Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and our future results, levels of activity, performance or achievements may not meet these expectations. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NUMBER	DESCRIPTION
10.1	Consulting Agreement between the Company and Synthetica Ltd., dated June 7, 2007 (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CompuMed, Inc.
(Registrant)

Date:	June 7, 2007

		By:	/s/ Robert Stuckelman
Robert Stuckelman
Chairman of the Board of Directors